Commitment	3 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
Commitment

5.	Commitment

Ontario mineral claim holders must satisfy required annual units of assessment work to keep their claims in good standing. They must perform early exploration work and submit an assessment work report through the Mining Lands Administration System (MLAS). Current annual work commitment is $74,800 per annum on the Laird Lake claims. Assessment work has been completed to maintain these claims until January 2027.

As at March 31, 2026, the Company had approximately $2,100,000 unspent flow-through expenditure commitments, which are required to be incurred by December 31, 2026. As the Company’s market price of common shares on April 25, 2025, the date of the financing, was $0.50, there was no flow-through premium associated with the private placement.